UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 25, 2026

AMANAT ACQUISITION CORP

(Exact name of registrant as specified in its charter)

Cayman Islands	001-43303	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

153 Central Avenue
C/O 56
Westfield, NJ	07091
(Address of principal executive offices)	(Zip Code)

201-688-0364

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Ordinary Shares, par value $0.0001 per share	AMAN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into A Material Definitive Agreement

On October 25, 2026, Amanat Acquisition Corp, a Cayman Islands exempted company (“AMAN”), Cairo Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of AMAN (“Merger Sub”), Corxel Pharmaceuticals, Inc., a Delaware corporation (“Corxel”), and Corxel Pharmaceuticals Limited, a Cayman Islands exempted company and the sole stockholder of Corxel (“Parent”), entered into a Business Combination Agreement (as it may be amended, supplemented or otherwise modified from time to time, the “Business Combination Agreement”). The Business Combination Agreement and the transactions contemplated thereby (the “Business Combination”) were unanimously approved by Corxel’s board of directors and approved by AMAN’s board of directors. The Business Combination is expected to close in the first half of 2027, following the receipt of the requisite approvals of AMAN’s shareholders and Corxel’s sole stockholder and the fulfillment of other customary closing conditions, including the expiration or termination of the applicable waiting period under the HSR Act (as defined below).

Business Combination Agreement

The Domestication

The Business Combination Agreement provides, among other things, that at least one business day prior to the closing of the transactions contemplated by the Business Combination Agreement (the “Closing” and the date upon which the Closing actually occurs, the “Closing Date”), AMAN will de-register from the Register of Companies in the Cayman Islands and transfer by way of continuation from the Cayman Islands to Delaware and domesticate as a Delaware corporation in accordance with Section 388 of the General Corporation Law of the State of Delaware (the “DGCL”) and Part 12 of the Companies Act (Revised) of the Cayman Islands (the “Domestication”). In connection with the Domestication, (i) each outstanding Class A ordinary share of AMAN (each, an “AMAN Class A Share”), each outstanding Class B ordinary share of AMAN and each outstanding preference share of AMAN that is issued and outstanding immediately prior to the Domestication will be converted into one share of common stock, par value $0.0001 per share, of AMAN (the “New Corxel Common Stock”), (ii) AMAN will file the New Corxel COI (as defined below) with the Secretary of State of the State of Delaware and adopt the New Corxel Bylaws (each, as defined and described below) and (iii) AMAN’s name will be changed to a mutually agreed upon name between AMAN, on the one hand, and Corxel and Parent, on the other hand (the resulting post-Closing entity, “New Corxel”).

AMAN Shareholder Redemptions

AMAN will provide the holders of AMAN Class A Shares the right to have all or a portion of their AMAN Class A Shares redeemed for cash in connection with the Business Combination, in accordance with AMAN’s governing documents, for a per-share price equal to the pro rata portion of the funds then in AMAN’s trust account (including interest not previously released to pay taxes). Any such redemptions will occur immediately prior to the consummation of the Domestication.

The Merger

Subject to the terms and conditions of the Business Combination Agreement, following the Domestication, Merger Sub will merge with and into Corxel, with Corxel as the surviving company (the “Surviving Company”) in the merger (the “First Merger”). Immediately following the First Merger, on the Closing Date and as part of the same overall transaction, the Surviving Company will merge with and into a separate wholly-owned subsidiary of AMAN (“Merger Sub II”), with Merger Sub II surviving such second merger (the “Second Merger” and together with the First Merger, the “Merger”) as a wholly-owned subsidiary of AMAN. At the time the First Merger becomes effective (the “Effective Time”), each share of Corxel common stock (collectively, “Corxel Shares”) issued and outstanding as of immediately prior to the Effective Time will be automatically canceled and extinguished and converted into the right to receive a number of shares of New Corxel Common Stock equal to an exchange ratio, which is based on an implied Corxel equity value of $200,000,000 (the “Exchange Ratio”), provided that, at Parent’s election, all or a portion of such shares of New Corxel Common Stock may instead be issued in the form of pre-funded warrants to purchase an equal number of shares of New Corxel Common Stock.

Each option to purchase Parent Common Shares (as defined in the Business Combination Agreement) that is outstanding immediately prior to the Effective Time (each, a “Parent Option”) will be treated as follows: (i) certain Parent Options identified in the Business Combination Agreement (each, an “Applicable Parent Option”), whether vested or unvested, will cease to represent the right to purchase Parent Common Shares and will be canceled in exchange for an option to purchase New Corxel Common Stock (each, a “Rollover Option”) under the equity incentive plan to be adopted by AMAN in advance of the Closing (the “New Corxel Equity Incentive Plan”), in an amount equal to the product (rounded down to the nearest whole number) of (x) the number of Parent Common Shares subject to such Applicable Parent Option immediately prior to the Effective Time, multiplied by (y) the option exchange ratio set forth on the allocation schedule (the “Option Exchange Ratio”), at an exercise price per share (rounded up to the nearest whole cent) equal to the quotient of (A) the exercise price per share of such Applicable Parent Option immediately prior to the Effective Time, divided by (B) the Option Exchange Ratio, with each Rollover Option generally remaining subject to the same terms and conditions (including applicable vesting, expiration and forfeiture provisions) that applied to the corresponding Applicable Parent Option immediately prior to the Effective Time; and (ii) each Parent Option that is not an Applicable Parent Option (each, an “Unassumed Parent Option”) will not be assumed and instead will represent the right to receive a number of shares of New Corxel Common Stock (or, if applicable, the cash equivalent thereof) equal to the product (rounded down to the nearest whole number) of (x) the number of Parent Common Shares subject to such Unassumed Parent Option immediately prior to the Effective Time, multiplied by (y) the Option Exchange Ratio, reflecting the net value of such option after giving effect to its exercise price, without any further payment of an exercise price by the holder. Additionally, at the Effective Time, each EIP Share (as defined in the Business Combination Agreement) will be canceled in exchange for the right to receive a number of shares of New Corxel Common Stock equal to the Exchange Ratio.

After the Closing, Parent intends to distribute or dividend to its shareholders (whether pro rata or pursuant to one or more exchange or redemption arrangements with one or more of its shareholders) all or any portion of the New Corxel Common Stock, pre-funded warrants and other consideration received by Parent pursuant to the Business Combination Agreement (or the proceeds thereof), including in connection with the cash settlement of any Unassumed Parent Options.

Representations and Warranties; Covenants

The Business Combination Agreement contains representations, warranties and covenants of each of the parties thereto (the “Parties”) that are customary for transactions of this type, including with respect to the operations of AMAN and Corxel prior to the Closing and the preparation and filing of a registration statement on Form S-4 relating to the Business Combination containing a prospectus and proxy statement of AMAN (the “Registration Statement / Proxy Statement”) with the Securities and Exchange Commission (the “SEC”). The Parties have also undertaken to procure clearance under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”). In addition, the board of directors of AMAN has agreed to adopt the New Corxel Incentive Plan and the New Corxel Employee Stock Purchase Plan (as defined and described below) prior to the effectiveness of the Registration Statement / Proxy Statement, as described in the Business Combination Agreement.

Governance

AMAN has agreed to take all action within its power as may be necessary or appropriate such that, effective immediately after the Closing, the New Corxel board of directors will initially consist of a number of directors determined by Corxel, divided into three classes designated Class I, II and III, which directors will include one or more independent designees determined by Corxel following consultation with AMAN. If, following the final AMAN shareholder redemption, the amount then remaining in the trust account containing the proceeds of AMAN’s initial public offering (after giving effect to the aggregate amount of all AMAN shareholder redemptions) is greater than $25,000,000, AMAN will have a director on the New Corxel board of directors, which is intended to be Rakhi Kumar.

Conditions to Closing

The obligation of the Parties to consummate the Business Combination is subject to certain closing conditions, including, but not limited to, (i) the expiration or termination of the applicable waiting period under the HSR Act and any agreement between a party with any governmental entity not to consummate transactions contemplated by the Business Combination, (ii) no order or law or other legal restraint or prohibition issued by any governmental entity enjoining, prohibiting or preventing the consummation of the Business Combination (including the Domestication and the Merger) being in effect, (iii) the effectiveness of the Registration Statement / Proxy Statement, (iv) receipt of the written consent of Parent, as the sole stockholder of Corxel (the “Corxel Stockholder Written Consent”), and the requisite approval of AMAN’s shareholders, (v) the approval for listing of the New Corxel Common Stock on Nasdaq, (vi) after giving effect to the Business Combination (including the PIPE Financing (as described below) and any AMAN shareholder redemptions), AMAN having at least $5,000,001 of net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Securities Exchange Act of 1934, as amended) immediately after the Effective Time; and (vii) approval of the required transaction proposals by AMAN’s shareholders.

The obligation of AMAN to consummate the Business Combination is also subject to the fulfillment of other customary closing conditions, including, but not limited to, (i) there having been no Company Material Adverse Effect (as defined in the Business Combination Agreement) since the date of the Business Combination Agreement that is continuing, and (ii) Corxel having identified and publicly announced a Chief Executive Officer and a board of directors of New Corxel, in each case to serve effective as of immediately following the Closing. During the pre-Closing period, Corxel may not hire a Chief Executive Officer without first reasonably consulting with AMAN, and Corxel must consider in good faith any comments provided by AMAN in connection with that consultation.

The obligation of Corxel to consummate the Business Combination is also subject to the fulfillment of other customary closing conditions, including, but not limited to, (i) there having been no SPAC Material Adverse Effect (as defined in the Business Combination Agreement) since the date of the Business Combination Agreement that is continuing, (ii) the aggregate cash proceeds available for release from AMAN’s trust account (after giving effect to all AMAN shareholder redemptions), together with the proceeds from the PIPE Financing (as described below) and aggregate amount of any additional cash and cash equivalents held at closing by the Company not to exceed $75,000,000, equaling at least $200,000,000, (iii) the New Corxel board of directors consisting of the number of directors, and being comprised of the individuals, determined in accordance with the governance provisions described above, and (iv) the consummation of the Domestication at least one business day prior to the Closing Date.

Termination

The Business Combination Agreement may be terminated under certain customary and limited circumstances prior to the Closing, including, but not limited to, (i) by mutual written consent of AMAN and Corxel, (ii) by AMAN if the representations and warranties of Corxel or Parent are not true and correct or if Corxel or Parent fails to perform any pre-closing covenant or agreement set forth in the Business Combination Agreement such that certain conditions to closing cannot be satisfied and the breach or breaches of such representations or warranties or the failure to perform such covenant or agreement, as applicable, are not cured or cannot be cured within certain specified time periods, (iii) by Corxel if the representations and warranties of any AMAN Party (as defined in the Business Combination Agreement) are not true and correct or if any AMAN Party fails to perform any covenant or agreement set forth in the Business Combination Agreement such that certain conditions to closing cannot be satisfied and the breach or breaches of such representations or warranties or the failure to perform such covenant or agreement, as applicable, are not cured or cannot be cured within certain specified time periods, (iv) by either AMAN or Corxel if the Business Combination is not consummated by the applicable termination date set forth in the Business Combination Agreement, subject to certain limited exceptions, (v) by either AMAN or Corxel if any governmental entity has issued a final and non-appealable order or taken any other action permanently enjoining, restraining, materially delaying or otherwise prohibiting the Business Combination, (vi) by either AMAN or Corxel if the AMAN shareholders meeting has been held and concluded and the requisite AMAN shareholder approval was not obtained, (vii) by AMAN if Corxel has not delivered the Corxel Stockholder Written Consent within two business days after the Registration Statement / Proxy Statement is declared effective, (viii) by Corxel or Parent, prior to delivery of the Corxel Stockholder Written Consent, concurrently with entering into a permitted alternative agreement in connection with a superior offer and payment of the related termination fee; and (ix) by AMAN, prior to delivery of the Corxel Stockholder Written Consent, if the Corxel board of directors has made an adverse recommendation change.

The Business Combination Agreement also provides for the payment of certain termination fees in connection with specified terminations. If the Business Combination Agreement is terminated by Corxel or Parent (prior to delivery of the Corxel Stockholder Written Consent) concurrently with entering into a permitted alternative agreement in connection with a superior offer, Corxel will pay AMAN the greater of $10,000,000 and 1% of the aggregate upfront consideration payable in such alternative transaction (subject to a cap of $50,000,000) (the “Superior Offer Termination Fee”). If the Business Combination Agreement is terminated by AMAN following an adverse recommendation change by the Corxel board of directors, Corxel will pay AMAN $10,000,000 (the “Adverse Recommendation Termination Fee”). If the Business Combination Agreement is terminated by either AMAN or Corxel because a governmental entity has issued a final and non-appealable order or taken any other action permanently enjoining, restraining, materially delaying or otherwise prohibiting the transactions contemplated by the Business Combination Agreement, Corxel will reimburse AMAN for its reasonable and documented third-party costs and expenses up to a maximum of $3,000,000 (the “Regulatory Termination Fee” and, together with the Superior Offer Termination Fee and the Adverse Recommendation Termination Fee, the “Termination Fees”). Payment of the applicable Termination Fee will, in the circumstances in which such Termination Fee is owed, constitute the sole and exclusive remedy of AMAN, and in no event will Corxel be required to pay more than one Termination Fee.

Other than with respect to the Termination Fees set forth above, none of the Parties will have any liability or any further obligation under the Business Combination Agreement upon the valid termination of the Business Combination Agreement other than customary confidentiality obligations, except in the case of Willful Breach or Fraud (each as defined in the Business Combination Agreement).

The foregoing description of the Business Combination Agreement and the Business Combination does not purport to be complete and is qualified in its entirety by the terms and conditions of the Business Combination Agreement and any related agreements. The Business Combination Agreement contains representations, warranties and covenants that the respective Parties made to each other as of the date of such agreement or other dates specified therein. The assertions embodied in those representations, warranties and covenants were made for purposes of allocating contractual risk between the respective Parties and are subject to important qualifications and limitations agreed to by the Parties in connection with negotiating the Business Combination Agreement. Such assertions are not intended to establish matters of fact or to provide any other factual information about AMAN, Corxel, or any other Party to the Business Combination Agreement or any related agreement. In particular, the representations, warranties, covenants and agreements contained in the Business Combination Agreement, which were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the Parties, are subject to limitations agreed upon by the Parties (including being qualified by confidential disclosures made by the Parties) and are subject to standards of materiality applicable to the Parties that may differ from those applicable to investors and security holders. Investors and security holders are not third-party beneficiaries under the Business Combination Agreement and should not rely on the representations, warranties, covenants and agreements, or any descriptions thereof, as characterizations of the actual state of facts or condition of any Party to the Business Combination Agreement. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Business Combination Agreement, which subsequent information may or may not be fully reflected in AMAN’s public disclosures.

The foregoing description of the Business Combination Agreement is qualified in its entirety by reference to the Business Combination Agreement filed as Exhibit 2.1 to this Current Report on Form 8-K.

Related Agreements

The Business Combination Agreement contemplates the execution of various additional agreements and instruments, including, among others, the following:

Sponsor Letter Agreement

Concurrently with the execution of the Business Combination Agreement, AMAN, Amanat Sponsor Holdings LLC, a Delaware limited liability company (the “Sponsor”) and Corxel entered into the Sponsor Letter Agreement (the “Sponsor Letter Agreement”), pursuant to which the Sponsor, as a holder of Class B ordinary shares has agreed to, among other things, (i) vote in favor of the Business Combination Agreement and the Business Combination, (ii) waive any adjustment or any other anti-dilution or similar protection with respect to the Class B ordinary shares in connection with the transactions contemplated by the Business Combination Agreement, (iii) be bound by certain other covenants and agreements related to the Business Combination, and (iv) be bound by certain transfer restrictions with respect to his, her or its shares in AMAN.

A copy of the Sponsor Letter Agreement is filed with this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference, and the foregoing description of the Sponsor Letter Agreement is qualified in its entirety by reference thereto.

PIPE Financing (Private Placement)

Concurrently with the execution of the Business Combination Agreement, on October 25, 2026, AMAN entered into subscription agreements (the “Subscription Agreements”) with certain qualified institutional buyers, institutional accredited investors, and other accredited investors, including, among others, certain existing stockholders of Parent (collectively, the “PIPE Investors”). Pursuant to the Subscription Agreements, the PIPE Investors agreed to subscribe for and purchase, and AMAN agreed to issue and sell to the PIPE Investors, on the Closing Date, shares of New Corxel Common Stock (the “Subscribed Shares”) and/or, in lieu thereof, pre-funded warrants to purchase shares of New Corxel Common Stock (the “PIPE Pre-Funded Warrants”), in each case in the amounts set forth in the applicable Subscription Agreement and signature page thereto. The number of Subscribed Shares is determined based on the applicable purchase price and the Redemption Price (as defined in AMAN's Amended and Restated Memorandum and Articles of Association), reduced by the number of shares underlying any PIPE Pre-Funded Warrants elected by such PIPE Investor. The foregoing subscriptions and purchases are for aggregate purchase commitments of $300 million, as adjusted for reduction mechanisms provided therein (the “PIPE Financing”). Subject to specified conditions, the PIPE Investors may reduce their respective subscription obligations on a one-for-one basis by acquiring and not redeeming Class A ordinary shares in the open market or in privately negotiated transactions with third parties prior to the shareholder meeting, with a corresponding reduction in the Purchase Price based on the Redemption Price (each as defined in the Subscription Agreements).

The obligations of each party to consummate the PIPE Financing are conditioned upon, among other things, (i) the New Corxel Common Stock (including the New Corxel Common Stock issuable to the PIPE Investors pursuant to the Subscription Agreements) having been approved for listing on Nasdaq; (ii) all conditions precedent to the Closing shall have been satisfied or waived and such closing shall be scheduled to occur substantially concurrently with or immediately following the PIPE closing; and (iii) the absence of specified adverse judgements, orders, laws, rules or regulations enjoining or otherwise prohibiting the consummation of the Business Combination.

The obligations of AMAN to consummate the PIPE Financing are further subject to additional conditions, including, among other things: (i) material truth and accuracy of the representations and warranties of the PIPE Investors, subject to customary bringdown standards; and (ii) material compliance by the PIPE Investors with their covenants, agreements and conditions under the Subscription Agreements.

The obligations of the PIPE Investors to consummate the PIPE Financing are further subject to additional conditions, including, among other things: (i) the Business Combination Agreement shall not have been amended, modified, or waived, in a manner that would reasonably be expected to materially and adversely affect the economic benefits that a PIPE Investor (in its capacity as such) would reasonably expect to receive under the Subscription Agreements without the prior written consent of such investor; (ii) the material truth and accuracy of the representations and warranties of AMAN in the Subscription Agreements, subject to customary bringdown standards; (iii) no subscription agreement, or other agreements or understandings (including side letters) entered into in connection with the sale of New Corxel Common Stock under the Subscription Agreements, with any other PIPE Investors shall have been amended, modified, or waived in any manner that benefits such other PIPE Investor unless all PIPE Investors have been offered substantially the same benefits (other than terms particular to the legal or regulatory requirements of such other PIPE Investor or its affiliates or related persons); (iv) all specified consents, waivers or other authorizations and notices, required to be made in connection with the issuance and sale of New Corxel Common Stock under the Subscription Agreements shall have been obtained or made, except where failure to so obtain would not prevent AMAN from consummating the transactions contemplated by the Subscription Agreements; (v) material compliance by AMAN with its covenants, agreements and conditions under the Subscription Agreements; (vi) there has not occurred any Company Material Adverse Effect or SPAC Material Adverse Effect (each as defined in the Business Combination Agreement) since the date of the Subscription Agreements that is continuing.

The Subscription Agreements provide that AMAN will grant the Investors certain customary registration rights.

The foregoing description of the Subscription Agreements and the PIPE Financing is subject to and qualified in its entirety by reference to the full text of the form of Subscription Agreements, a copy of which is attached as Exhibit 10.2 hereto, and the terms of which are incorporated herein by reference.

Support Agreement

In connection with the signing of the Business Combination Agreement, Parent entered into a Support Agreement (the “Support Agreement”) with AMAN, pursuant to which Parent has agreed, among other things, (a) that it has received the requisite authorization and approval from the holders of the requisite number of its issued and outstanding equity interests to enter into the Support Agreement, the Business Combination Agreement and each ancillary agreement to which Corxel is a party and approve the Business Combination, (b) as promptly as reasonably practicable (and in any event within two business days) following the date on which the Registration Statement / Proxy Statement is declared effective, to duly execute and deliver to Corxel the Company Stockholder Written Consent, (c) at any meeting of the stockholders of Corxel, however called, and in any action by written resolution of the stockholders of Corxel, to vote (or cause to be voted) all of its Corxel Shares (i) in favor of the approval and adoption of the Business Combination Agreement, the Merger and the other transactions contemplated by the Business Combination Agreement and (ii) against any Company Acquisition Proposal (as defined in the Business Combination Agreement) or other matter intended or reasonably expected to prevent the satisfaction of any closing condition or otherwise impede or delay the consummation of the Business Combination, and (d) appoint AMAN or any individual designated by AMAN as Parent’s agent, attorney-in-fact and proxy, for purposes of complying with Parent’s obligations under the Support Agreement, to vote (or consent with respect to) Parent’s Corxel Shares, or to attend on Parent’s behalf any meeting of the stockholders of Corxel, in each case solely with respect to the matters described in clauses (b) and (c) above and only if Parent fails to timely deliver such written consent or vote its Corxel Shares as required. The obligations under the Support Agreement automatically terminate upon the earliest of (i) the Effective Time; (ii) the termination of the Business Combination Agreement in accordance with its terms; and (iii) the mutual written agreement of AMAN and Parent.

The foregoing description of the Support Agreement is subject to and qualified in its entirety by reference to the full text of the form of Support Agreement, a copy of which is attached as Exhibit 10.3 hereto, and the terms of which are incorporated herein by reference.

Investor Rights Agreement

At or prior to the Closing, New Corxel, Sponsor, certain holders of membership interests in Sponsor and Parent will enter into an investor rights agreement (the “Investor Rights Agreement”). Pursuant to the Investor Rights Agreement, among other things, New Corxel will agree that, within 45 calendar days following the Closing Date, New Corxel will file with the SEC (at New Corxel’s sole cost and expense) a registration statement registering the resale of certain shares of New Corxel Common Stock and/or pre-funded warrants (or New Corxel Common Stock issuable upon exercise of such pre-funded warrants) held by or issuable to the parties thereto (the “Resale Registration Statement”), and New Corxel will use its commercially reasonable efforts to have the Resale Registration Statement declared effective as soon as reasonably practicable after the filing thereof. Such holders will be entitled to customary piggyback registration rights and demand registration rights, including underwritten and block-trade demands.

The Investor Rights Agreement provides that Parent may distribute or otherwise transfer Registrable Securities (as defined therein) to its shareholders pursuant to dividends, distributions, exchanges or redemptions and permits subsequent in-kind distributions by such recipients to their own equityholders or other permitted transferees. Following any such distribution and receipt of the applicable selling securityholder information, New Corxel will be required to supplement or amend the applicable resale registration statement or, if required, file a new shelf registration statement to name the recipients as selling securityholders within ten business days. Such distributees will be required to join the Investor Rights Agreement, and certain demand and other registration rights held by Parent will thereafter be exercisable on behalf of all distributees by distributees holding a majority of the Registrable Securities so distributed, as determined at the time of exercise.

The Investor Rights Agreement amends and restates the registration rights agreement that was entered into by AMAN, the Sponsor and the AMAN Existing Investors (as defined therein) in connection with AMAN’s initial public offering. The Investor Rights Agreement will terminate on the earlier of (a) the five year anniversary of the date of the Investor Rights Agreement or (b) with respect to any holder party thereto, on the date that such holder no longer holds any Registrable Securities.

The foregoing description of the Investor Rights Agreement is subject to and qualified in its entirety by reference to the full text of the form of Investor Rights Agreement, a copy of which is attached as Exhibit 10.4 hereto, and the terms of which are incorporated herein by reference.

Lock-Up Agreements

At or prior to the Closing, the Sponsor and Parent will enter into lock-up agreements (the “Lock-Up Agreements”) with New Corxel.

Pursuant to the Lock-Up Agreements, the Sponsor and Parent will agree not to transfer (except for certain permitted transfers) any shares of New Corxel Common Stock or pre-funded warrants (including shares issuable upon exercise thereof) held by such holder after the Domestication, not including shares issued pursuant to the Subscription Agreements, until six months after the Closing Date. During such lock-up period, in connection with the Distribution, Parent will be permitted to effect dividends, in-kind distributions, exchanges, redemptions or similar transfers of its lock-up securities to its direct or indirect equityholders and other specified transferees, including in settlement of options or other rights to acquire shares of Parent, and such recipients may make subsequent in-kind distributions or similar transfers to their own direct or indirect equityholders or other permitted transferees. Each such transferee will be required to execute a joinder to the Lock-Up Agreement and will remain subject to the applicable transfer restrictions for the remainder of the original lock-up period.

The foregoing description of the Lock-Up Agreements is subject to and qualified in its entirety by reference to the full text of the form of Lock-Up Agreement, a copy of which is included as Exhibit 10.5 to this Current Report.

BCA Pre-Funded Warrants

Pursuant to the Business Combination Agreement, a portion of the shares of New Corxel Common Stock otherwise issuable as Aggregate Transaction Share Consideration (as defined in the Business Combination Agreement) may be issued in the form of pre-funded warrants (the “BCA Pre-Funded Warrants”) to purchase an equal number of shares of New Corxel Common Stock. The shares underlying the BCA Pre-Funded Warrants will count toward the Aggregate Transaction Share Consideration on a one-for-one basis.

The BCA Pre-Funded Warrants will have an exercise price of $0.0001 per share, will be exercisable at any time on or after their original issue date and will not expire until exercised in full. The BCA Pre-Funded Warrants may be exercised on a cashless basis in accordance with their terms and will contain customary provisions providing for adjustments in the event of certain dividends, distributions, stock splits, combinations, reclassifications and similar transactions. The BCA Pre-Funded Warrants will prohibit any exercise to the extent that, immediately before or after giving effect to such exercise, the holder would beneficially own more than 9.99% of the outstanding New Corxel Common Stock, or 4.99% if elected by the holder.

The foregoing description of the BCA Pre-Funded Warrants is subject to and qualified in its entirety by reference to the full text of the form of BCA Pre-Funded Warrant, a copy of which is included as Exhibit 10.6 to this Current Report.

New Corxel Certificate of Incorporation and New Corxel Bylaws

Concurrently with the Domestication, and prior to the Effective Time, AMAN will file a certificate of incorporation with the Secretary of State of the State of Delaware (“New Corxel COI”) and will adopt bylaws (“New Corxel Bylaws”), which together will govern the rights, privileges, and preferences of the holders of New Corxel securities after the Closing.

The foregoing descriptions of the New Corxel COI and New Corxel Bylaws do not purport to be complete and are qualified in their entirety by the terms and conditions of the forms of the New Corxel COI and New Corxel Bylaws, copies of which are included as Exhibit E and Exhibit F, respectively, to the Business Combination Agreement (attached as Exhibit 2.1 hereto), and the terms of which are incorporated herein by reference.

New Corxel Equity Incentive Plan and New Corxel Employee Stock Purchase Plan

Prior to the effectiveness of the Registration Statement / Proxy Statement, AMAN will approve and adopt, in each case subject to approval by the AMAN shareholders, the New Corxel Equity Incentive Plan and an employee stock purchase plan (the “New Corxel Employee Stock Purchase Plan”) to provide eligible service providers of New Corxel and certain affiliated companies with the opportunity to purchase New Corxel Common Stock and/or acquire a proprietary interest in New Corxel. The New Corxel Equity Incentive Plan will provide for equity incentive compensation grants to employees and consultants (including non-employee directors) in the form of stock options (both non-qualified stock options and incentive stock options), stock appreciation rights, restricted stock, restricted stock units, and other stock-based and cash-based awards. The New Corxel Employee Stock Purchase Plan will permit eligible employees to purchase New Corxel Common Stock at a discount under (i) a component that is intended to be qualified under Section 423 of the Internal Revenue Code of 1986, as amended (the “Code”), and (ii) a component that is not intended to be so qualified under Section 423 of the Code.

The initial number of shares of New Corxel Common Stock reserved and available for issuance under the New Corxel Equity Incentive Plan will equal a percentage, to be mutually agreed by AMAN and Corxel, of the number of shares of New Corxel Common Stock issued and expected to be outstanding immediately after the Effective Time (determined on a fully diluted basis after giving effect to the PIPE Financing). Additionally, the number of shares of New Corxel Common Stock reserved and available for issuance under the New Corxel Equity Incentive Plan will be automatically cumulatively increased on the first day of each fiscal year beginning with the 2027 fiscal year by (i) a percentage, to be mutually agreed by AMAN and Corxel, of the shares of New Corxel Common Stock outstanding on the last day of the immediately preceding fiscal year, (determined on a fully diluted basis) or (ii) such lesser number of shares as determined by the administrator of the New Corxel Equity Incentive Plan.

The initial number of shares of New Corxel Common Stock reserved and available for issuance under the New Corxel Employee Stock Purchase Plan will equal a percentage, to be mutually agreed by AMAN and Corxel, of the number of shares of New Corxel Common Stock issued and expected to be outstanding immediately after the Effective Time (determined on a fully diluted basis after giving effect to the PIPE Financing). Additionally, on the first day of each fiscal year beginning with the 2027 fiscal year and ending with the 2036 fiscal year, the number of shares of New Corxel Common Stock reserved and available for issuance under the New Corxel Employee Stock Purchase Plan will be cumulatively increased by (i) a percentage, to be mutually agreed by AMAN and Corxel, of the shares of New Corxel Common Stock outstanding on the last day of the immediately preceding fiscal year (determined on a fully diluted basis) or (ii) such other amount as determined by the administrator of the New Corxel Employee Stock Purchase Plan.

The foregoing descriptions of the New Corxel Equity Incentive Plan and New Corxel Employee Stock Purchase Plan do not purport to be complete and are qualified in their entirety by the terms and conditions of the forms of New Corxel Equity Incentive Plan and New Corxel Employee Stock Purchase Plan, copies of which are included as Exhibit G and Exhibit H, respectively, to the Business Combination Agreement (attached as Exhibit 2.1 hereto), and the terms of which are incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K with respect to the issuance of New Corxel Common Stock, PIPE Pre-Funded Warrants, and New Corxel Common Stock issuable upon exercise of the PIPE Pre-Funded Warrants in connection with the transactions contemplated by the Subscription Agreements is incorporated by reference herein. Such shares of New Corxel Common Stock, PIPE Pre-Funded Warrants, and New Corxel Common Stock issuable upon exercise of the PIPE Pre-Funded Warrants will not be registered under the Securities Act in reliance on the exemption from registration provided in Section 4(a)(2) of the Securities Act.

Item 7.01 Regulation FD Disclosure.

On October 26, 2026, AMAN and Corxel issued a press release announcing the Business Combination. The press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Attached as Exhibit 99.2 and incorporated by reference herein is an investor presentation, dated October 2026.

The information in this Item 7.01, including Exhibit 99.1 and Exhibit 99.2, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of AMAN under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information in this Item 7.01, including Exhibit 99.1 and Exhibit 99.2.

Additional Information about the Proposed Business Combination and Where to Find It

The proposed Business Combination will be submitted to shareholders of AMAN for their consideration. AMAN intends to file a registration statement on Form S-4 with the SEC, which will include preliminary and definitive proxy statements to be distributed to AMAN’s shareholders in connection with AMAN’s solicitations of proxies from AMAN’s shareholders with respect to the proposed business combination and other matters to be described in the registration statement, as well as the prospectus relating to the offer of the securities to be issued to the stockholders of Corxel and Parent in connection with the completion of the proposed Business Combination. After the registration statement has been filed and declared effective, AMAN will mail a definitive proxy statement/prospectus and other relevant documents relating to the proposed Business Combination and other matters to be described in the registration statement to Corxel and Parent stockholders and AMAN shareholders as of a record date to be established for voting on the proposed Business Combination. Before making any voting or investment decision, AMAN shareholders, Corxel and Parent stockholders, and other interested persons are urged to read these documents and any amendments thereto, as well as any other relevant documents filed with the SEC by AMAN in connection with the proposed Business Combination and other matters to be described in the registration statement, when they become available because they will contain important information about AMAN, Corxel and the proposed Business Combination. Shareholders will also be able to obtain free copies of the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus and other documents filed by AMAN with the SEC, once available, without charge, at the SEC’s website located at www.sec.gov, or by directing a written request to Amanat Acquisition Corp, 153 Central Avenue, C/O 56, Westfield, NJ 07091.

Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of other financial and performance metrics and projections of market opportunity; expectations and timing related to the success, cost and timing of product development activities, including the initiation, timing, progress and results of Corxel’s clinical trials for CX11 and CX12, including their respective development plans and strategies; the initiation, timing, progress and results of preclinical studies and clinical trials for any future product candidates, including their respective product development plans and strategies; the timing, scope and costs involved in obtaining and maintaining regulatory approval for CX11, CX12 and any future product candidates that Corxel may identify or develop; expectations regarding future events under collaboration and licensing agreements, including potential future payments, as well as Corxel’s plans and strategies for entering into further collaboration and licensing agreements; expectations regarding any strategic transactions Corxel may enter into for its clinical programs; the potential benefits and market opportunity for Corxel’s product candidates; expectations regarding the size, scope and design of clinical trials; Corxel’s manufacturing, commercialization and marketing plans and strategies; Corxel’s plans to hire additional personnel and Corxel’s ability to attract and retain such personnel; Corxel’s estimates of the number of patients who suffer from the diseases it is targeting and potential growth in Corxel’s target markets; Corxel’s expectations regarding the approval and use of its product candidates; Corxel’s competitive position and the development and impact of competing therapies that are or may become available; the size and growth potential of the markets for Corxel’s product candidates; Corxel’s ability to discover and develop additional product candidates and to advance such product candidates into, and successfully complete, clinical trials; financing and other business milestones; the expected timing of and ability of the parties to consummate the Business Combination, including satisfaction of the closing conditions set forth in the Business Combination Agreement; potential benefits of the Business Combination; and expectations relating to the Business Combination, including the use of proceeds of the PIPE Financing and Corxel’s expected cash runway. These statements are based on various assumptions, whether or not identified in this Current Report on Form 8-K, and on the current expectations of Corxel’s and AMAN’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied on by an investor as a guarantee, an assurance, a prediction, or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may differ from assumptions. Many actual events and circumstances are beyond the control of Corxel and AMAN. These forward-looking statements are subject to a number of risks and uncertainties, including, but not limited to, changes in domestic and foreign business, market, financial, political, and legal conditions; the inability of the parties to successfully or timely enter into definitive agreements with respect to the Business Combination or consummate the proposed Business Combination, including the risk that any required regulatory approvals, filings, notices or other regulatory processes (including in the United States, China and other applicable jurisdictions) are not obtained, are delayed or are subject to unanticipated conditions (such as any SEC statements or enforcements or other actions relating to SPACs) that could adversely affect the combined company or the expected benefits of the proposed Business Combination or the risk that the approval of the stockholders of AMAN or Corxel is not obtained; failure to realize the anticipated benefits of the proposed Business Combination; matters discovered by AMAN or Corxel as they complete their respective due diligence investigations of each other; risks related to the approval and regulatory filing of Corxel’s product candidates, including CX11 and CX12, and the timing of expected regulatory and business milestones; ability to negotiate definitive contractual arrangements with potential customers and partners; the impact of competitive products and programs; ability to obtain sufficient supply of materials; ability to obtain additional financing; ability to attract and retain qualified personnel; global economic and political conditions; legal and regulatory changes; the outcome of any legal proceedings that may be instituted against AMAN or Corxel related to the proposed Business Combination; the effects of competition on Corxel’s future business; the amount of redemption requests made by AMAN’s public shareholders; and those factors discussed in documents AMAN has filed or will file with the SEC, together with the risks described in the document entitled “Risk Factors” that has been made available to interested parties concurrent with this Current Report on Form 8-K and also set forth in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in AMAN’s prospectus dated May 18, 2026 relating to its initial public offering, and in those documents that AMAN has filed, or will file, with the SEC.

If any of these risks materialize or AMAN’s or Corxel’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither AMAN nor Corxel presently know or that AMAN and Corxel currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect AMAN’s and Corxel’s expectations, plans, or forecasts of future events and views as of the date of this Current Report on Form 8-K and are qualified in their entirety by reference to the cautionary statements herein. AMAN and Corxel anticipate that subsequent events and developments will cause AMAN’s and Corxel’s assessments to change. These forward-looking statements should not be relied upon as representing AMAN’s and Corxel’s assessments as of any date subsequent to the date of this Current Report on Form 8-K. Accordingly, undue reliance should not be placed upon the forward-looking statements. Neither AMAN, Corxel nor any of their respective affiliates undertake any obligation to update these forward-looking statements, except as required by law.

Participants in the Solicitation

AMAN, Corxel, and their respective directors and executive officers may be deemed to be participants in the solicitations of proxies from AMAN’s shareholders with respect to the proposed Business Combination and the other matters set forth in the registration statement. Information regarding AMAN’s directors and executive officers, and a description of their interests in AMAN is contained in AMAN’s prospectus dated May 18, 2026 relating to its initial public offering, which was filed with the SEC and is available free of charge at the SEC’s website located at www.sec.gov, or by directing a request to Amanat Acquisition Corp, 153 Central Avenue, C/O 56, Westfield, NJ 07091. Additional information regarding the interests of such participants in the proxy solicitation and a description of their direct and indirect interests, will be contained in the proxy statement/prospectus relating to the proposed Business Combination when it becomes available. Shareholders, potential investors and other interested persons should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the sources described above.

This Current Report on Form 8-K is not a substitute for the registration statement or for any other document that AMAN and Corxel may file with the SEC in connection with the proposed Business Combination. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain free copies of other documents filed with the SEC by AMAN, without charge, at the SEC’s website located at www.sec.gov.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute an offer to sell, or the solicitation of an offer to buy, or a recommendation to purchase, any securities, in any jurisdiction, or the solicitation of any vote, consent or approval in any jurisdiction in connection with the proposed Business Combination or any related transactions, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful. This Current Report on Form 8-K is not, and under no circumstances is to be construed as, a prospectus, an advertisement or a public offering of the securities described herein in the United States or any other jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or exemptions therefrom. INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
2.1†*	Business Combination Agreement, dated as of October 25, 2026, by and among Amanat Acquisition Corp, Cairo Merger Sub, Inc., Corxel Pharmaceuticals Limited and Corxel Pharmaceuticals, Inc.
10.1*	Sponsor Letter Agreement, dated as of October 25, 2026, by and among Amanat Sponsor Holdings LLC, Amanat Acquisition Corp and Corxel Pharmaceuticals, Inc.
10.2	Form of Subscription Agreement.
10.3*	Form of Support Agreement.
10.4	Form of Investor Rights Agreement.
10.5	Form of Lock-Up Agreement.
10.6	Form of Pre-Funded Warrant.
99.1	Press Release, dated October 26, 2026.
99.2	Investor Presentation, dated October 2026.
104	Cover Page Interactive Data File, formatted in Inline XBRL

†	Certain of the exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(a)(5). The Registrant agrees to furnish a copy of all omitted exhibits and schedules to the SEC upon its request.

*	Certain portions of these exhibits have been redacted pursuant to Item 601(b)(2)(ii) or 601(b)(10)(iv) of Regulation S-K. The Registrant hereby agrees to furnish supplementally an unredacted copy of the exhibit to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 26, 2026

AMANAT ACQUISITION CORP

	By:	/s/ Nicholas Fernandez
	Name:	Nicholas Fernandez
	Title:	Chief Financial Officer